Exhibit 3.19

ARTICLES OF INCORPORATION

OF

DTM VAIL, INC.

ARTICLE I

The name of the corporation is DTM VAIL, INC.

ARTICLE II

The purpose for which the corporation is organized is the transaction of any or all lawful business for which corporations may be incorporated under the laws of the State of Arizona, as they may be amended from time to time.

ARTICLE III

The corporation initially will engage in the business of managing hotels and in other businesses, services and activities related thereto, as principal or agent, in partnership, joint venture or other association, or otherwise. The corporation’s period of duration is perpetual.

ARTICLE IV

The corporation shall have authority to issue one class of voting, common stock consisting of one hundred thousand shares with a par value of one dollar per share.

ARTICLE V

The bylaws shall fix the number of persons to serve on the board of directors. The names and addresses of the persons who shall serve as the original board of directors of the corporation are as follows: G. Peter Bidstrup, 6225 North 24th Street, Suite 200, Phoenix, Arizona 85016; James N. Schmidt, 6225 North 24th Street, Suite 200, Phoenix, Arizona 85016; and Keith W. Ragan, 1900 United Bank Tower, 3300 North Central Avenue, Phoenix, Arizona 85012.

ARTICLE VI

Keith W. Ragan, of 1900 United Bank Tower, 3300 North Central Avenue, Phoenix, Arizona 85012, is appointed as the initial statutory agent of the corporation.

ARTICLE VII

The names and addresses of the incorporators are as follows: Keith W. Ragan, 1900 United Bank Tower, 3300 North Central Avenue, Phoenix, Arizona 85012; and James A. Burns, 1900 United Bank Tower, 3300 North Central Avenue, Phoenix, Arizona 85012. All powers, duties and responsibilities of the incorporators shall cease upon delivery of these Articles of Incorporation to the Arizona Corporation Commission for filing.

DATED this 18th day of June, 1985.

/s/ Keith W. Ragan
Keith W. Ragan

/s/ James A. Burns
James A. Burns

I, Keith W. Ragan, having been designated to act as statutory agent of DTM Vail, Inc., hereby consent to serve in such capacity until removal or resignation is submitted in accordance with the Arizona Revised Statutes.

/s/ Keith W. Ragan
Keith W. Ragan

STATE OF ARIZONA

STATEMENT OF INTENT TO DISSOLVE

DTM VAIL, INC.

Pursuant to the provisions of section 10-833, Arizona Revised Statutes, DTM VAIL, INC., an Arizona corporation (the “Corporation”), submits the following statement of intent to dissolve the Corporation upon written concept of its shareholder:

FIRST:	The name of the Corporation is DTM VAIL, INC.

SECOND:	The names and respective addresses of the officers of the Corporation are:

Name	Office	Address

Ronald C. Brown	Chairman, CEO and Secretary	438 W. 44th St., Suite 700 Phoenix, AZ 85008

William L. Perocchi	President	410 W. 44th St., Suite 700 Phoenix, AZ 85008

Sandra L. Ravel	Ass’t. Secretary	410 W. 44th St., Suite 700 Phoenix, AZ 85008

THIRD:	The names and respective addresses of the Directors of the Corporation are:

Name	Address

Ronald C. Brown	410 W. 44th St., Suite 700 Phoenix, AZ 85008

William L. Perocchi	410 W. 44th St., Suite 700 Phoenix, AZ 85008

FOURTH:	The attached written consent of dissolution of the Corporation has been signed by the Shareholder of the Corporation, or signed in its name by its respective attorneys duly authorised.

Dated this 8th day of August, 1994.

DTM VAIL, INC., an
Arizona corporation

By	/s/ William L. Perocchi
WILLIAM L. PEROCCHI
President and Director

DTM VAIL, INC., an
Arizona corporation

By	/s/ Sandra L. Ravel
SANDRA L. RAVEL
Assistant Secretary

STATE OF ARIZONA        )

                                               ) ss.

County of Maricopa             )

The foregoing instrument was acknowledged before me this 8th of August, 1994, by WILLIAM L. PEROCCHI, the President and Director of DTM VAIL, INC., and SANDRA L. RAVEL, the Assistant Secretary of DTM VAIL, INC., on behalf of DTM VAIL, INC., an Arizona corporation, being duly authorised so to do.

/s/ Margaret R. Tinkham
Notary Public

My Commission Expires:

MY COMMISSION EXPIRES AUG 1, 1995

2

VERIFICATION

STATE OF ARIZONA                )

                                                      ) ss.

COUNTY OF MARICOPA        )

SANDRA L. RAVEL, being first duly sworn deposes and states:

That she is an Officer of DTM VAIL, INC., and that, as such, she is authorised to, and hereby does, verify due veracity of the foregoing statement of Intent to Dissolve.

/s/ Sandra L. Ravel
SANDRA L. RAVEL

SUBSCRIBED AND SWORM TO BEFORE ME this 8th day of August, 1994, by SANDRA L. RAVEL, Assistant Secretary of DTM VAIL, INC., being duly authorised so to do.

/s/ Jerry Lee Stephen
Notary Public

My Commission Expires:

Sept. 3, 1997

3

ACTION BY UNANIMOUS WRITTEN

CONSENT OF BOARD OF DIRECTORS

AND SOLE SHAREHOLDER

IN LIEU OF SPECIAL MEETINGS

DTM VAIL, INC.

August 8, 1994

Pursuant to the authority contained in Sections 10-044 and 10-145, Arizona Revised Statutes, the undersigned being all of the Directors and the Shareholder of DTM VAIL, INC., an Arizona corporation (the “Corporation”), do hereby unanimously consent to the adoption of the following resolutions without the formality of convening a special meeting of the Board of Directors and Shareholder, for and as the action of the Corporation as of the date set forth above:

1. The Directors and the Shareholder of the Corporation hereby authorize and direct that the Corporation be dissolved and for that purpose adopt and approve the following Plan of Complete Liquidation:

PLAN OF COMPLETE LIQUIDATION

A. The Corporation shall proceed to collect its cash, convey and dispose of such of its properties as are not to be distributed in kind to its Shareholder, pay, satisfy and discharge its liabilities and obligations and undertake all other acts required to liquidate its assets and business;

B. After paying or adequately providing for the payment of all its obligations and within twelve (12) months of the date hereof, distribute the remainder of its assets, either in cash or in kind, to its Shareholder according to its rights and interests, in exchange for all of the shares of the Corporation held by such Shareholder;

DIRECTORS:	DTM VAIL, INC., an
Arizona corporation

	By:	/s/ Ronald C. Brown
Ronald C. Brown
Chairman, CEO, Secretary and Director

DTM VAIL, INC., an
Arizona corporation

	By:	/s/ William L. Perocchi
WILLIAM L. PEROCCHI
President and Director

SHAREHOLDER:	DTM MANAGEMENT., INC., an
Arizona corporation

	By:	/s/ Sandra L. Ravel
SANDRA L. RAVEL
Assistant Secretary

3

ARTICLES OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

DTM VAIL, INC.

Pursuant to the provisions of Arizona Revised Statutes Section 10-1006, the undersigned DTM Vail, Inc. hereby adopts the following Articles of Amendment to its Articles of Incorporation:

1. The name of the corporation prior to the filing of these Articles of Amendment has been DTM Vail, Inc. Upon the filing of these Articles of Amendment, the name of the corporation shall be DTM Largo, Inc.

2. The amendments to the Articles of Incorporation set forth below were adopted by the sole shareholder and the Board of Directors of the corporation effective as of May 27, 1997, in the manner prescribed by the Arizona Revised Statutes.

3. The Articles of Incorporation are amended to read as follows:

(a) The title of the Articles of Incorporation of the corporation is amended to read as follows:

“ARTICLES OF INCORPORATION

OF DTM LARGO, INC.”

(b) Article 1 of the Articles of Incorporation is amended to read as follows:

“The name of the corporation shall be DTM Largo, Inc.”

4. All outstanding shares of the corporation are common stock. The number of shares of common stock outstanding at the time of the adoption of the Articles of Amendment and entitled to vote thereon was 1,000. All outstanding shares of stock entitled to vote on the amendments were voted in favor thereof.

DATED effective as of the 27th day of May, 1997.

DTM VAIL, INC.

By:	/s/ Beverly S. Brown
Beverly S. Brown
Secretary

STATE OF ARIZONA    )

                                          ) ss.

County of Maricopa        )

The foregoing Articles of Amendment to Articles of Incorporation were acknowledged before me this 27th day of May, 1997 by Beverly S. Brown, Secretary of DTM Vail, Inc., on behalf of the corporation.

/s/ [Illegible Signature]

Notary Public

My Commission Expires:

2/2/2000

2

STATEMENT OF REVOCATION

OF

VOLUNTARY DISSOLUTION PROCEEDINGS

BY

DTM VAIL, INC.

Pursuant to the provisions of Arizona Revised Statutes Section 10-088, DTM Vail, Inc., an Arizona corporation, submits the following Statement of Revocation of Voluntary Dissolution Proceedings upon written consent of its Sole Shareholder, effective as of June 18, 1997:

FIRST:	The name of the corporation is DTM VAIL, INC.

SECOND:	The names and respective addresses of the officers of the corporation are:

Name	Office	Address

Richard M. Kelleher	President	410 N. 44th St., Ste. 700 Phoenix, AZ 85008

David A. Heuck	Vice President/Treasurer	410 N. 44th St., Ste. 700 Phoenix, AZ 85008

Beverly S. Brown	Secretary	410 N. 44th St., Ste. 700 Phoenix, AZ 85008

THIRD:	The names and respective addresses of the Directors of the corporation are:

Name	Address

Richard M. Kelleher	410 N. 44th St., Ste. 700 Phoenix, AZ 85008

David A. Heuck	410 N. 44th St., Ste. 700 Phoenix, AZ 85008

Beverly S. Brown	410 N. 44th St., Ste. 700 Phoenix, AZ 85008

FOURTH:	The attached written consent of revocation of voluntary dissolution proceedings of the Company has been signed by the Sole Shareholder of the Company.

DATED this 18th day of June, 1997.

DTM VAIL, INC.,
an Arizona corporation

By	/s/ David A. Heuck
David A. Heuck, Vice President/Treasurer

By	/s/ Beverly S. Brown
Beverly S. Brown, Secretary

STATE OF ARIZONA    )

                                   ) ss.

County of Maricopa          )

The foregoing instrument was acknowledged before me this 24th day of June, 1997, by David A. Heuck, the Vice President, and Beverly S. Brown, the Secretary DTM VAIL, INC., on behalf of the corporation, being duly authorized to do so.

/s/ Margaret R. Tinkham
Notary Public

My Commission Expires:

Official Seal

Margaret R. Tinkham

Notary Public—State of Arizona

Maricopa County

My Commission Expires Aug 1, 1995

VERIFICATION

STATE OF ARIZONA )

                               ) ss.

County of Maricopa      )

BEVERLY S. BROWN, being first duly sworn, deposes and states:

That she is an officer of DTM VAIL, INC., and that, as such, she is authorized to, and hereby does, verify the veracity of the foregoing Statement of Revocation of Voluntary Dissolution Proceedings.

/s/ Beverly S. Brown
Beverly S. Brown

The foregoing instrument was acknowledged before me this 24th day of June, 1997, by Beverly S. Brown, the Secretary of DTM VAIL, INC., on behalf of the corporation, being duly authorized to do so.

/s/ Margaret R. Tinkham
Notary Public

My Commission Expires:

Official Seal

Margaret R. Tinkham

Notary Public—State of Arizona

Maricopa County

My Commission Expires Aug 1, 1995

CONSENT TO ACTION

OF

THE SOLE SHAREHOLDER

OF

DTM VAIL, INC.

An Arizona corporation

Adopted as of June 18, 1997

WHEREAS pursuant to the laws of the State of Arizona, any action which may be taken at a meeting of shareholders may be taken without a meeting, if all shareholders consent in writing to such action; and

WHEREAS DT Management, Inc., an Arizona corporation, is the holder of all the issued and outstanding stock (the “Sole Shareholder”) of DTM Vail, Inc. (the Company”); and

WHEREAS the Company submitted and filed a Statement of Intent to Dissolve with the Arizona Secretary of State on October 7, 1994, and said Statement of Intent to Dissolve remains pending to date; and

WHEREAS David A. Heuck, Vice President of the Sole Shareholder, has the authority to act in the name and on behalf of the Sole Shareholder and desires to vote the outstanding shares of the Company standing in the name of the Sole Shareholder to adopt the following resolutions:

NOW THEREFORE BE IT RESOLVED that the Company hereby revokes the Statement of Intent to Dissolve which was filed with the Arizona Secretary of State on October 7, 1994.

RESOLVED FURTHER that David A. Heuck, the Vice President, and Beverly S. Brown, the Secretary of the Company be, and they hereby are authorized and directed on behalf of the Company to execute and file a Statement of Revocation of Voluntary Dissolution Proceedings with the Arizona Secretary of State.

DATED this 18th day of June, 1997.

DT MANAGEMENT, INC.,
an Arizona corporation
Sole Shareholder

By:	/s/ David A. Heuck
David A. Heuck
Vice President

STATEMENT OF CHANGE

OF

KNOWN PLACE OF BUSINESS OR STATUTORY AGENT

BY

DTM LARGO, INC.

1.	The name of the Corporation is DTM LARGO, INC.

2.	The current known place of business is

410 N. 44TH ST. #700

PHOENIX, AZ 85008

3.	The name and address of the current statutory agent is

DAVID L. STIVERS

410 N. 44TH ST. #700

PHOENIX, AZ 85008

☐	The known place of business is to be changed. The street address of the new known place of business is

    3636 North Central Avenue

    Phoenix, AZ 85012

☒	The statutory agent is to be changed. The name and address of the new statutory agent is

Corporation Service Company

3636 North Central Avenue

Phoenix, AZ 85012

☐	The address of the statutory agent is to be changed. The new address of the statutory agent is and the statutory agent has given the Corporation written notice of this change.

DATED this              day of             , 19             .

DTM LARGO, INC.
(Name of Corporation)

By	/s/ Peter H. Kesser
Peter H. Kesser, Vice President
(Name) (Title)

(Statutory Agent)*
*(Statutory Agent must sign only if changing address.)

Acceptance of Appointment

By Statutory Agent*

The undersigned hereby acknowledges and accepts the appointment as statutory agent of the above-named corporation effective this              day of             , 19             .

Corporation Service Company

Signed	/s/ Karen B. Rozar
Karen B. Rozar, Assistant Vice President
(Print Name)
*(required only if a new statutory agent is appointed)

IF THIS STATEMENT INCLUDES AN AGENT’S STATEMENT OF RESIGNATION, THEN YOU MUST ENCLOSE A FILING FEE OF $10.00 (U.S.) MADE PAYABLE TO THE ARIZONA CORPORATION COMMISSION.

STATEMENT OF CHANGE OF KNOWN PLACE OF BUSINESS

OR STATUTORY AGENT, OR BOTH,

OF

DTM LARGO, INC.

Pursuant to the provisions of Section 10-502 or Section 10-1508 of the Arizona Business Corporation Act, the undersigned corporation, organized under the laws of ARIZONA, submits the following statement for the purpose of changing its known place of business or its statutory agent, or both, in the State of Arizona.

FIRST: The name of the corporation is: DTM LARGO, INC.

SECOND: The address of its present known place of business (as shown with the Arizona Corporation Commission, at this time):

1st Corporate address: Corporate Tax Dept. 755 Crossover LN Memphis, TN 38117

2nd Corporate address (only applies to foreign corporations):

THIRD: The address to which its known place of business is to be changed is:

1st Corporate address (mailing address should be): c/o C T CORPORATION SYSTEM

3225 North Central Avenue, Phoenix, Maricopa County, Arizona 85012

2nd Corporate address (only applies to foreign corporations):

755 Crossover Lane, Memphis, TN 38117

FOURTH: The names and address of its present statutory agent is:

Corporation Service Company

3636 N. Central Ave., Phoenix AZ 85012

FIFTH: The name and address of its successor statutory agent or the new address is:

C T CORPORATION SYSTEM, 3225 North Central Avenue, Phoenix,

Maricopa County, Arizona 85012

(ARIZ. - 278 - 1/1/96)

SIXTH: Such change was duly authorized by the corporation.

Dated 08/23/99

DTM LARGO, INC.

By	/s/ J. KENDALL HUBER
J. KENDALL HUBER
(Name)
PRESIDENT
(Title)

C T CORPORATION SYSTEM, having been designated to act as statutory agent, hereby consents to act in that capacity until it is removed, or submits its resignation, in accordance with the Arizona Revised Statutes.

C T CORPORATION SYSTEM

By:	/s/ John J Linnihan
John J Linnihan
(Name)
Asst. VP
(Title)

(ARIZ. - 278)

STATEMENT OF CHANGE

OF

KNOWN PLACE OF BUSINESS OR STATUTORY AGENT

BY

DTM Largo, Inc.

1.	The name of the Corporation is DTM Largo, Inc.

2.	The current known place of business is

9336 Civic Center Drive

Beverly Hills, CA 90210

3.	The name and address of the current statutory agent is

CT Corporation System

3225 North Central Avenue

Phoenix, AZ 85012

☐	The known place of business is to be changed. The street address of the new known place of business is

☒	The statutory agent is to be changed. The name and address of the new statutory agent is

Corporation Service Company

3636 North Central Avenue

Phoenix, Arizona 85012

1300 West Washington, Phoenix, Arizona 85007

☐	The address of the statutory agent is to be changed. The new address of the statutory agent is and the statutory agent has given the Corporation written notice of this change.

DATED this 6 day of September, 2000.

DTM Largo, Inc.
[Name of Corporation]

By	/s/ Vivien S. Mitchell
Vivien S. Mitchell, Vice President
[Name] [Title]

[Statutory Agent]*
*(Statutory Agent must sign only if changing address.)

Acceptance of Appointment

By Statutory Agent*

The undersigned hereby acknowledges and accepts the appointment as statutory agent of the above-named corporation effective this 8 day of Sept, 2000.

Corporation Service Company

Signed by:	/s/ Bobbie Hall
Bobbie Hall, Asst. Vice President
[Print Name]
*(required only if a new statutory agent is being appointed)

PROFIT CORPORATIONS, PLEASE NOTE: IF THIS STATEMENT INCLUDES AN AGENT’S STATEMENT OF RESIGNATION, THEN YOU MUST ENCLOSE A FILING FEE OF $10.00 (U.S.) MADE PAYABLE TO THE ARIZONA CORPORATION COMMISSION.

CORPORATION

STATEMENT OF CHANGE OF

KNOWN PLACE OF BUSINESS OR STATUTORY AGENT ADDRESS

1.	The exact name of the corporation on file with the Arizona Corporation Commission (ACC) is:

DTM LARGO, INC.

2.	The ACC File Number is

01763584

3.	The known place of business currently on file with the ACC is:

% CORPORATION SERVICE COMPANY

818 E OSBORN RD

PHOENIX, AZ 85014

4.	The address of the current statutory agent on file with the ACC is:

818 E OSBORN RD

PHOENIX, AZ 85014

5.	The name of the current statutory agent is:

CORPORATION SERVICE COMPANY

6.	The new address of the statutory agent in Arizona is:

2338 W. ROYAL PALM ROAD

SUITE J

PHOENIX, AZ 85021

7.	The statutory agent has given the Corporation written notice of this change.

8.	If the corporation indicates its known place of business is to be our (the statutory agent) address, please update accordingly.

Dated: August 27, 2003
CORPORATION SERVICE COMPANY

/s/ John H. Pelletier
John H. Pelletier, Asst. VP